Exhibit A-5


                              MESC PLANT SCHEMATIC



                                 Surplus Assets

                            No. 5 Power        No. 6 Power
No. 3 Turbine                 Boiler              Boiler
 Generator                   Fuel: Gas        Fuel: Biomass, Gas
____________               ______________    ______________________
                                     |              |
                                     |              |
                                     |______________|
                                                    |
        N. 8 Power              No. 7 Power         |              No. 8
          Boiler                  Boiler            |            Recovery
        Fuel: Gas           Fuel: Coal, Biomass,    |             Boiler
                                    Gas             |       Fuel: Gas (backup)
      ______________        ________________________|       __________________
            |                         |                             |
            |                         |                             |
       Hot Pressure Steam       High Pressure Steam         High Pressure Steam
            |                         |                             |
            |                         |                             |
      ______|_________________________|_____________________________|_______
            |               |                   |
            |               |                   |
            |               |                   |
            |               |                   |
No. 7 Turbine         No. 6 Turbine        No. 5 Turbine
  Generator             Generator            Generator
                            |                   |
                            |                   |
                            |                   |
                        ____|___________________|____
                                      |
                                      |
                               Low Pressure Steam
                                      |
                                      |
                ______________________|______________
               |                                     |
               |                                     |
               |                                     |
               |                                     |
               |                                     |
               |                                     |
            KC                                  S. D. Warren
         (Tissue Mill)                          (Paper Mill)